Exhibit 99.2

Sotherly Hotels Inc.

20 Huling Avenue

Memphis, TN 38103

February 27, 2026

Dear Holder of Series C Preferred Stock (CUSIP: 83600C400):

As has been previously disclosed, pursuant to the Agreement and Plan of Merger dated October 24, 2025 among Sotherly Hotels, Inc. (the “Company”), KW Kingfisher LLC (“Parent”), and Parent’s wholly-owned subsidiary, Sparrows Nest LLC (“Merger Sub”), on February 12, 2026, Merger Sub merged with and into the Company, with the Company being the surviving entity (the “Merger”). As a result of the Merger, Parent now holds all issued and outstanding shares of the Company’s Common Stock. You are receiving this notice as a holder of record of shares of the Company’s 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock (the “Preferred Stock”).

Under the Articles Supplementary that established the rights and preferences of the Preferred Stock (the “Articles”),1 the Merger constitutes a Change of Control (as that term is defined in the Articles). As a result of the Change of Control, each holder of shares of Preferred Stock has the right to elect to convert some or all of the shares of Preferred Stock held by such holder into a cash payment, subject to the terms and conditions set forth in the Articles.

Under the Articles and subject to the Share Cap (as defined therein), each share of Preferred Stock may be converted into the right to receive $19.132650 in cash (the “Conversion Consideration”). For purposes of the Change of Control Conversion Right described in the Articles, because the consideration payable to holders of Common Stock in the Merger consisted solely of cash, the “Common Stock Price” used to determine the Conversion Consideration equals the cash consideration per share of Common Stock payable in the Merger, which was $2.25 per share.

If, prior to the Change in Control Conversion Date, the Company elects to redeem any shares of Series C Preferred Stock pursuant to the applicable redemption provisions of the Articles, holders of such shares will not be entitled to convert such shares and will instead be redeemed on the related redemption date.

In order to exercise your right to convert, you must comply with the protocols and procedures established by your brokerage firm and the Depositary Trust Company on or before 5:00 p.m., Eastern Time on March 20, 2026 (the “Change in Control Conversion Date” and such period, the “Election Period”).

If you have any questions about responding to this notice, please email the Company at sotherly@sotherlyhotels.com.

Promptly following the end of the Election Period, Conversion Consideration to all holders that properly and timely elected to convert will be promptly distributed. If you do not wish to convert your shares of Preferred Stock for any reason, simply disregard this Notice. No action is required if you do not wish to convert any portion of your shares. Any shares of Preferred Stock that the holder does not elect to convert into the Conversion Consideration will remain outstanding and subject to the terms of the Articles, and such holder will not receive any other consideration for those shares as a result of the Merger. Following the Election Period and in the event not all shares of Preferred Stock are converted, the Company expects to list the remaining shares of Preferred Stock on the OTCQB® Venture Market of the OTCMarkets.

[1]	A copy of the Articles can be found as an Exhibit to the Company’s Annual Report on Form 10-K.

Additional information regarding the Merger and the Company can be found on the “SEC Filings” page of the Company’s website at https://investors.sotherlyhotels.com/financial-info/sec-filings/, including (1) the Proxy Statement dated December 12, 2025 for the special meeting of stockholders held to consider and vote upon the Merger, (2) the Current Report on Form 8-K dated February 18, 2026 that discloses the closing of the Merger and certain related events, and (3) any filings made by the Company with the U.S. Securities and Exchange Commission (“SEC”) on or after February 19, 2026, each of which is important to consider when making a decision whether to convert your shares of Preferred Stock into cash.

THIS NOTICE IS NOT AN OFFER TO PURCHASE ANY SHARES OF PREFERRED STOCK OR ANY OTHER SECURITIES. THE COMPANY MAKES NO RECOMMENDATION TO ANY STOCKHOLDER AS TO WHETHER TO CONVERT OR REFRAIN FROM CONVERTING SHARES OF PREFERRED STOCK. STOCKHOLDERS MUST MAKE THEIR OWN DECISIONS WHETHER TO CONVERT AND, IF SO, THE PORTION OF SHARES TO CONVERT. THE COMPANY MAKES NO REPRESENTATION AND GIVES NO ASSURANCE REGARDING THE ADEQUACY OF THE CONVERSION CONSIDERATION, THE CURRENT OR FUTURE VALUE OF THE COMPANY OR ANY SHARES OF PREFERRED STOCK, OR ANY TAX CONSEQUENCES OR IMPLICATIONS (WHETHER UNDER FEDERAL, STATE, LOCAL OR NON-U.S. TAX LAWS) OF ANY DECISION TO CONVERT OR REFRAIN FROM CONVERTING SHARES OF PREFERRED STOCK. YOU ARE STRONGLY URGED TO CONSULT YOUR OWN LEGAL, FINANCIAL AND TAX ADVISORS IN MAKING A DECISION WHETHER TO CONVERT.

Cautionary Statement Regarding Forward Looking Statements

This Notice and the reports filed by the Company with the SEC contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained therein. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s current strategies, expectations and future plans, are generally identified by the Company’s use of words such as “intend,” “plan,” “may,” “should,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” and similar expressions, whether in the negative or affirmative, but the absence of these words does not necessarily mean that a statement is not forward looking. All statements regarding the Company’s expected financial position, business and financing plans are forward-looking statements. Readers should specifically consider the various factors identified in this Notice and reports filed by the Company with the SEC, including, but not limited to those discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s subsequent periodic reports filed with the SEC that could cause actual results to differ.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors discussed in the reports the Company files with the SEC from time to time, risks and uncertainties for the Company include, but are not limited to: the possibility that some or all of the anticipated benefits of the Merger will not be realized or will not be realized within the expected time period; diversion of management’s attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effects of the Merger on the customer and employee relationships and operating results of the Company; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this Notice are made as of the date hereof and are based on information available at that time. Except as required by law, the Company does not assume any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.